UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2015

SPECTRUMDNA, INC.

(Exact name of registrant as specified in its charter)

Commission file number 333-148883

Delaware	20-4880377
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Chase Financial Center Suite 1017 Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s  telephone number, including area code: (509) 462-0315

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Effective as of January 30, 2015, SpectrumDNA, Inc. (the “Company”) dismissed HJ & Associates, L.L.C. (“HJ & Associates”) as the principal independent accountants of the Company.  The decision to dismiss HJ & Associates as the Company’s principal independent accountants was approved by the Company’s Board of Directors.  The most recent financial statements of the Company which were audited by HJ & Associates were the financial statements for the year ended December 30, 2010.

The reports of HJ & Associates on the Company’s financial statements for either of the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that HJ & Associates’ opinion on the financial statements for the years ended December 31, 2010 and 2009 included an explanatory paragraph describing substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2010 and 2009 as well as the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the years ended December 31, 2010 and 2009 as well as the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of  Regulation S-K.

The Company has requested HJ & Associates to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter, dated March 16, 2015, is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective as of January 30, 2015, the Company engaged MaloneBailey, LLP (“MaloneBailey”), as its principal independent accountants to audit the financial statements of the Company for the year ended December 31. 2011.  The decision to engage MaloneBailey as the Company’s principal independent accountants was approved by the Company’s Board of Directors.

During the two most recent fiscal years and any subsequent period prior to engaging MaloneBailey, the Company has not consulted with MaloneBailey regarding either: (i) application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:

16.1	Letter of HJ & Associates, L.L.C. dated March 16, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUMDNA, INC. (Registrant)

Dated: March 17, 2015	By:	/s/ Parrish B. Ketchmark
Parrish B. Ketchmark,
President and Chief Executive Officer